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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
June 28, 2005

GENZYME CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	0-14680 (Commission file number)	06-1047163 (IRS employer identification number)
500 Kendall Street, Cambridge, Massachusetts (Address of Principal Executive Offices)		02142 (Zip Code)
Registrant's telephone number, including area code: (617) 252-7500

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        We are a global biotechnology company dedicated to making a major positive impact on the lives of people with serious diseases. Our broad product portfolio is focused on rare genetic disorders, renal disease, orthopaedics, organ transplant, and diagnostic and predictive testing. We are organized into five financial reporting units, which we also consider to be our reporting segments:

  •
  Renal, which develops, manufactures and distributes products that treat patients suffering from renal diseases, including chronic renal failure. The unit derives substantially all of its revenue from sales of Renagel (including sales of bulk sevelamer);

  •
  Therapeutics, which develops, manufactures and distributes therapeutic products, with a focus on products to treat patients suffering from genetic diseases and other chronic debilitating diseases, including a family of diseases known as LSDs, and other specialty therapeutics, such as Thyrogen. The unit derives substantially all of its revenue from sales of Cerezyme, Fabrazyme and Thyrogen;

  •
  Transplant, which develops, manufactures and distributes therapeutic products that address pre-transplantation, as well as other auto-immune disorders. The unit derives its revenue primarily from sales of Thymoglobulin and Lymphoglobuline;

  •
  Biosurgery, which develops, manufactures and distributes biotherapeutics and biomaterial products, with an emphasis on products that meet medical needs in the orthopaedics and broader surgical areas. The unit derives its revenue primarily from sales of Synvisc, the Sepra line of products and, through June 30, 2003, sales of cardiac devices; and

  •
  Diagnostics/Genetics, which develops, manufactures and distributes in vitro diagnostic products and provides testing services for the oncology, and prenatal and reproductive markets.

        We report the activities of our oncology, bulk pharmaceuticals, cardiovascular and drug discovery and development business units under the caption "Other." We report our corporate, general and administrative operations, and corporate science activities that we do not allocate to our financial reporting units, under the caption "Corporate."

        Effective January 1, 2005, as a result of changes in how we review our business, we re-allocated the programs of our former drug discovery and development business unit, formerly reported under the caption "Other," amongst several of our existing reporting segments and business units as follows:

  •
  our tolevamer research and development program, for the treatment of C. difficile associated diarrhea, is now included in our Renal reporting segment;

  •
  our deferitrin (iron chelator) research and development program is now included in our Therapeutics reporting segment;

  •
  WelChol, an adjunctive therapy for the reduction of elevated LDL cholesterol in patients with primary hypercholesterolemia, is now included in our bulk pharmaceuticals business unit and as a result, will continue to be reported under the caption "Other;" and

  •
  our other drug discovery research and development programs are now included in our corporate science activities under the caption "Corporate."

        We have revised the segment disclosures included in Note R., "Segment Reporting," to our audited financial statements and notes thereto as of December 31, 2004, 2003 and 2002 and for the years ended December 31, 2004, 2003 and 2002 to conform to the 2005 segment presentation. Exhibit 99 to this Current Report on Form 8-K includes our audited financial statements and notes thereto as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 including the report of independent registered public accounting firm dated March 14, 2005, except for Note R, as to which the date is June 24, 2005.

Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits:

23	Consent of PricewaterhouseCoopers LLP. Filed herewith.
99
Our audited, consolidated financial statements and notes thereto as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002, including the report of independent registered public accounting firm dated March 14, 2005, except for Note R, as to which the date is June 24, 2005. Filed herewith.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION
DATE: June 28, 2005	By:	/s/ MICHAEL S. WYZGA Michael S. Wyzga Executive Vice President, Finance; Chief Financial Officer; and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
23	Consent of PricewaterhouseCoopers LLP. Filed herewith.
99
Our audited, consolidated financial statements and notes thereto as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002, including the report of independent registered public accounting firm dated March 14, 2005, except for Note R, as to which the date is June 24, 2005. Filed herewith.

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  Item 8.01. Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX